EXHIBIT 10.2
EXECUTION VERSION
AMENDMENT NO. 1 TO LIMITED WAIVER AND FORBEARANCE AGREEMENT
     AMENDMENT NO. 1 TO LIMITED WAIVER AND FORBEARANCE AGREEMENT, dated as of July 13, 2007 (this “Amendment”), by and between Bally Total Fitness Holding Corporation, a corporation organized under the laws of Delaware (the “Company”), and the Persons listed on Exhibit A hereto (each, a “Holder” and collectively, the “Holders”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Limited Waiver and Forbearance Agreement (as defined below).
     WHEREAS, the Holders are the beneficial owners of the 9 7/8% Senior Subordinated Notes due 2007 of the Company (the “Notes”) issued pursuant to an Indenture, dated as of December 16, 1998 (as amended or supplemented, the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), and consequently, the Holders are the beneficial owners of a majority in aggregate principal amount of Notes outstanding;
     WHEREAS, pursuant to a Limited Waiver and Forbearance Agreement, dated as of May 14, 2007 (the “Limited Waiver and Forbearance Agreement”), by and between the Company and the Holders, the Holders (i) waived certain Defaults or Events of Defaults under the Indenture relating to the Reporting Obligations, the Sale and Leaseback Matters and the Notice Obligations (collectively, the “Waived Matters”) and (ii) agreed to forbear, and directed the Trustee to forbear, from taking or exercising any Enforcement Action in connection with the Waived Matters and the Interest Payment Default;
     WHEREAS, pursuant to Sections 5.13 and 10.19 of the Indenture, the Company desires to seek waivers from holders of the Notes from the Effective Date to, but not including, the Forbearance and Waiver Expiration Date of any Default or Event of Default (as such terms are defined in the Indenture) arising from any declaration that all unpaid principal of, premium, if any, and accrued interest on the indebtedness outstanding under the Senior Notes Indenture is due and payable; and
     WHEREAS, the Company desires to seek an extension of the Forbearance and Waiver Expiration Date from holders of the Notes to July 31, 2007.
     NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Holders hereby agree as follows:
ARTICLE I.
AMENDMENTS
     Section 1.1 Amendments to Limited Waiver and Forbearance Agreement. The Limited Waiver and Forbearance Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2.1 hereof, hereby amended as follows:
          (a) The second recital is deleted in its entirety and replaced with the following:

     “WHEREAS, pursuant to Sections 5.13 and 10.19 of the Indenture, the Company desires to seek waivers from holders of the Notes from the Effective Date (as defined in Section 5.1 hereof) to, but not including, the Forbearance and Waiver Expiration Date (as defined in Section 6.1 hereof) of any Default or Event of Default (as such terms are defined in the Indenture) arising from (i) the failure to file timely such reports as the Company is or may be required to file with the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act and furnish such reports to the Trustee and holders of the Notes in accordance with Sections 7.4 and 10.17 of the Indenture (the “Reporting Obligations”), (ii) any declaration that all unpaid principal of, premium, if any, and accrued interest on the indebtedness outstanding under the Senior Notes Indenture is due and payable (the “Senior Notes Acceleration Notice”) and (iii) the failure to provide notice to the Trustee of a Default or Event of Default arising in connection with the Reporting Obligations or the Senior Notes Acceleration Notice in accordance with Section 10.18 of the Indenture (the “Notice Obligations” and, together with the Reporting Obligations, the Senior Notes Acceleration Notice and the Sale and Leaseback Matters (as defined in Section 7.1 hereof), the “Waived Matters”);”
          (b) Section 6.1(f)(A) is amended by deleting the phrase “July 13, 2007” and replacing it with the phrase “July 31, 2007”.
          (c) Article IV is amended by inserting Section 4.3, as follows, immediately following the end of Section 4.2:
          “Section 4.3 Assumption by Transferees. (a) If, following execution of this Agreement by a Holder, such Holder hypothecates, pledges, conveys, transfers, assigns or sells (collectively, a “Transfer”) all or a part of the Notes held by such Holder to any Person (each such Person, a “Transferee”), the Transferee must, as a condition precedent to the settlement of such Transfer, execute an assumption in substantially the form attached hereto as Exhibit D (the “Assumption Agreement”). To the maximum extent permitted by applicable law, any Transfer that is made in violation of the immediately preceding sentence shall be null and void. A Holder shall provide to the Company a copy of the executed Assumption Agreement within three business days of the execution of an agreement (or trade confirmation) in respect of such Transfer.”
          (d) Exhibit B attached hereto is inserted in the Agreement as Exhibit D to the Agreement immediately following Exhibit C to the Agreement.
ARTICLE II.
CONDITIONS OF EFFECTIVENESS
     Section 2.1 Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when:
          (a) the Company shall have received counterparts of this Amendment executed by holders of a majority of the aggregate principal amount outstanding of the Notes;
          (b) The Senior Notes Forbearance Agreement shall have been amended in the form attached hereto as Exhibit C, and such amendment shall become effective contemporaneously with this Amendment;

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          (c) The Credit Agreement Forbearance Agreement shall have been amended in the form attached hereto as Exhibit D, and such amendment shall become effective contemporaneously with this Amendment; and
          (d) Holders of a majority in aggregate principal amount of the Notes shall have executed a direction letter to the Trustee extending the Forbearance and Waiver Expiration Date to July 31, 2007, in the form attached hereto as Exhibit E.
ARTICLE III.
MISCELLANEOUS
     Section 3.1 Reference to Limited Waiver and Forbearance Agreement. On and after the effectiveness of this Amendment, each reference in the Limited Waiver and Forbearance Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Limited Waiver and Forbearance Agreement shall mean and be a reference to the Limited Waiver and Forbearance Agreement as amended by this Amendment.
     Section 3.2 Full Force and Effect. The Limited Waiver and Forbearance Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
     Section 3.3 No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Limited Waiver and Forbearance Agreement, nor constitute a waiver of any provision of the Limited Waiver and Forbearance Agreement.
     Section 3.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile or electronic mail transmission of this Amendment bearing a signature on behalf of a party hereto shall be legal and binding on such party.
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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:
Name:
Title:
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SIGNATURE OF BENEFICIAL HOLDER

By:

Name (please print):

Title:

Address (including zip code):

Telephone Number (including area code):

Fax Number (including area code):

Tax Identification or Social Security Number:

Aggregate Principal Amount of Notes Held:

EXHIBIT A

Aggregate Principal Amount
Name of Holder	of Notes Held Beneficially

A-1

EXHIBIT B
Form of Assumption Agreement
     Reference is hereby made to the Limited Waiver and Forbearance Agreement, dated as of May 14, 2007 (the “Limited Waiver and Forbearance Agreement”), among Bally Total Fitness Holding Corporation, the Persons listed on Exhibit A thereto and the Holders party thereto. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Limited Waiver and Forbearance Agreement.
     As a condition precedent to becoming the beneficial holder or owner of [•] dollars ($•) in aggregate principal amount of Notes, the undersigned, [•] (the “Transferee”), hereby agrees to become bound by the terms, conditions and obligations set forth in the Limited Waiver and Forbearance Agreement.
     This agreement (this “Assumption Agreement”) shall take effect and shall become an integral part of the Limited Waiver and Forbearance Agreement immediately upon its execution and the Transferee shall be deemed to be bound by all of the terms, conditions and obligations of the Limited Waiver and Forbearance Agreement as of the date thereof.
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B-1

     IN WITNESS WHEREOF, this Assumption Agreement has been duly executed by each of the undersigned as of the date specified below.
          Date: [•] , 200[•]
Transferee

By:

Name (please print):

Title:

Address (including zip code):

Telephone Number (including area code):

Fax Number (including area code):

Tax Identification or Social Security Number:

Aggregate Principal Amount of Notes Held:

Transferor

By:

Name (please print):

Title:

Address (including zip code):

Telephone Number (including area code):

Fax Number (including area code):

Tax Identification or Social Security Number:

Aggregate Principal Amount of Notes Transferred:

B-2